UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549
                      ____________________

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15 (d) of the
                 Securities Exchange Act of 1934

                  Date of Report:  May 17, 2005
                (Date of earliest event reported)

                        INTEL CORPORATION
     (Exact name of registrant as specified in its charter)


      Delaware                0-06217              94-1672743
   (State or other        (Commission File       (IRS Employer
   jurisdiction of            Number)         Identification No.)
   incorporation)

  2200 Mission College Blvd., Santa Clara,         95054-1549
                 California
  (Address of principal executive offices)         (Zip Code)

                         (408) 765-8080
      (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

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Item 1.01 Entry into a Material Definitive Agreement

                     (a)   On  May 18, 2005, Intel's stockholders
               approved amendments to the Intel Corporation 2004 Equity Incentive Plan (as amended, the "Plan") to:
               (1)  extend the term of the plan to June 30, 2007,
               (2) reserve an additional 130 million shares of Intel common stock for issuance under the plan, of which up to two million shares may be awarded under options with a 10 year term, (3) allow grants of restricted stock or stock units to Intel's non-employee directors, (4) allow the use of up to an aggregate of 100,000 shares for employee recognition awards having no minimum vesting period, and (5) clarify the company's share-counting methodology under the plan. The Plan provides for the grant of stock options, stock appreciation rights, restricted stock, and stock units to eligible full-time and part-time employees and non-employee directors. The Compensation Committee determines which employees will participate in the Plan, as well as the terms of employee grants, and the Board determines the terms of grants to non-employee directors. An aggregate of 370 million shares have been reserved for issuance as awards over the term of the Plan, which expires on June 30, 2007, subject to
               adjustment  only  to  reflect  stock  splits   and
               similar events.

                         Stock options granted under the Plan may
               not have a term longer than seven years, except that up to 10 million shares may be used for long-term executive retention stock option grants having a term no longer than 10 years. No more than 35 million shares may be issued as restricted stock or stock unit awards under the Plan. The Plan limits awards to any employee participant in any single calendar year to no more than 3 million shares subject to stock options or stock appreciation rights and no more than 2 million shares subject to restricted stock or stock unit awards. No more than 30,000 shares may be subject to awards granted to any non-employee director in a single calendar year. Awards under the Plan may be conditioned on continued employment, the passage of time or the satisfaction of performance vesting criteria established by award on the date of grant. Vesting requirements are determined by the Compensation Committee, provided, however, that stock options and stock appreciation rights shall not first become exercisable in less than one year and restricted stock or stock units shall not vest in less than pro rata installments over three years, unless vesting is based on the achievement of performance criteria, in which case such performance vesting criteria may not be based on a period of less than one year. Up to an aggregate of 100,000 shares may be issued under the Plan as employee recognition stock awards having no minimum vesting period.

                          The  Plan  prohibits  grants  of  stock
               options or stock appreciation rights at a price below the market value of Intel stock on the date of grant. The Plan also prohibits repricing of stock options without shareholder consent, and prohibits reload stock option grants. Shares not issued due to cancellation, expiration or forfeiture of an award or due to settlement of an award in cash do not reduce the number of shares available for issuance under the Plan. The foregoing summary description of the Plan is qualified in its entirety by reference to the actual terms of the Plan, which is attached hereto as Exhibit 10.1. For additional information regarding the Plan, refer to Proposal 3 (Approval of Amendment and Extension of the 2004 Equity Incentive Plan) on pages 31-38 of the company's 2005 Proxy Statement, as filed with the Securities and Exchange Commission on March 29, 2005, which is incorporated herein by reference.

                     (b)   On  May 18, 2005, Intel's stockholders
               approved the Amended and Restated Executive Officer Incentive Plan ("EOIP"). The EOIP, in which the company's executive officers participate, is a cash-based, pay-for-performance incentive program. Payments under the EOIP are intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended ("Code"), and are tax-deductible. Stockholder approval of the material terms of the EOIP, including the employees eligible to receive compensation under the plan, a description of the business criteria on which the performance goal is based and the maximum amount of compensation that could be paid to any employee under the plan (or the formula used to calculate the amount of compensation to be paid to the employee), satisfies one of the requirements under Code Section 162(m) in order for payments pursuant to the plan to be tax-deductible.

                         Executive officers, as determined by the
               Compensation Committee, are eligible to participate in the EOIP. The EOIP includes a formula to calculate the maximum annual incentive payout for each executive officer. The EOIP incentive formula has three variables: (1) the executive officer's annual incentive baseline amount, which the Committee determines annually for each participant, (2) Intel's earnings per share for the year ("EPS"), and (3) a factor pre-established each year by the Committee (the "Performance Factor"). At the end of the year, Intel multiplies the individual's incentive baseline amount by Intel's EPS and the Performance Factor to calculate the maximum EOIP incentive for that year. The EOIP has a cap limiting each individual's incentive payment to a maximum annual amount of $5,000,000. Under the EOIP, the Committee has the discretion to reduce, but not increase, a participant's incentive payment. The EOIP does not specify the criteria that the Committee must use in exercising its discretion to reduce the incentive payment and it also does not require the Committee to make any reductions.

                         For purposes of the EOIP formula, EPS is
               the  greater of (x) Intel's operating  income,  or
               (y) Intel's net income divided by Intel's weighted average common shares outstanding, assuming dilution. The Committee may adjust Intel's operating income or its net income based on objective criteria selected by the Committee in its sole discretion and in compliance with IRS regulations. These adjustments may include, but are not limited to, asset write-downs, litigation, claim judgments, settlements or tax settlements, the effects of tax law changes, changes in accounting principles or other such laws or provisions affecting reported results, accruals for reorganization and restructuring programs, gains or losses on investments, acquisition-related costs, and any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion of financial condition and results of operations appearing in Intel's annual report to stockholders for the applicable year. Operating income does not include gains or losses on equity securities or interest and other income Intel earned, and does not include a deduction for interest expense and income taxes. As a result, EPS based on operating income generally exceeds EPS based on net income.

                          The  EOIP  as  approved by stockholders
               also reflects a number of amendments designed to clarify the Compensation Committee's authority under the EOIP and to address the terms and conditions of executive officers' participation.

                         The foregoing description of the EOIP is
               qualified in its entirety by reference to the actual terms of the plan, which is attached hereto as Exhibit 10.2. For additional information about the EOIP, refer to Proposal 4 (Approval of Amendment and Extension of the Executive Officer Incentive Plan) on pages 38-41 of the company's 2005 Proxy Statement, as filed with the Securities and Exchange Commission on March 29, 2005, which is incorporated herein by reference.

Item 5.03 Amendments  to  Articles  of Incorporation  or  Bylaws;
          Change in Fiscal Year

                On February 1, 2005, the Board of Directors approved a temporary decrease to the number of authorized directors from 11 to 10, effective May 18, 2005. This temporary decrease is necessary as Andrew S. Grove did not stand for reelection to the Board of Directors at the Annual Stockholders' Meeting held May 18, 2005, and the Board has not to date chosen a candidate to fill the seat being vacated by Dr. Grove. The Board expects to identify and appoint a new director at some time in 2005 following the Annual Stockholders' Meeting and the Board presently expects that the new director will be independent. Intel will make a public announcement if and when a new director is appointed.

                Therefore, effective as of May 18, 2005,  Article
          III, Section 1 of the Bylaws was amended to provide that the authorized number of directors is 10.

                On May 17, 2005, the Board of Directors approved an amendment to Intel's Bylaws to provide that all classes and series of stock, including those presently outstanding, shall hereafter be represented by uncertificated shares only, except to the extent as may be required by applicable law or as otherwise authorized by the Secretary or an Assistant Secretary.

                Therefore, effective as of May 17, 2005, Article VI, Section 1 of the Bylaws was amended to provide that certificates for the shares of stock of the corporation will be issued only to the extent as may be required by applicable law or as otherwise authorized by the Secretary or an Assistant Secretary. Several revisions were made throughout this section to conform references to share certificates to such certificates issued only to the extent as may be required by applicable law or as otherwise authorized by the Secretary or an Assistant Secretary. The change to the company's Bylaws regarding uncertificated shares adapts to changes in Delaware law, which will be effective August 1, 2005. As a general matter, the company intends in the future to evidence its outstanding stock in book entry (uncertificated) form to the extent permitted by law in lieu of issuing paper stock certificates.

               Article VI, Section 2 of the Bylaws was amended to authorize the Secretary or an Assistant Secretary (in addition to the Board of Directors) to handle the replacement of lost stock certificates.

                In addition, Article VI, Section 3 of the Bylaws was amended to provide that transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and with regard to certificated shares, upon the surrender of a certificate or certificates for a like number of shares, properly endorsed.

Item 9.01      Financial Statements and Exhibits

          (c)  Exhibits.

                         The following exhibits are filed as part
               of this Report:

               Exhibit   Description
               Number

               3.1       Intel Corporation Bylaws, as amended  on
                         May 18, 2005

               10.1      Intel  Corporation 2004 Equity Incentive
                         Plan,    as    Amended   and   Restated,
                         Effective May 18, 2005

               10.2      Intel   Corporation  Executive   Officer
                         Incentive Plan, as Amended and  Restated
                         Effective May 18, 2005

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 INTEL CORPORATION
                                 (Registrant)


                                 By:  /s/Patrice C. Scatena
                                      ------------------------
                                      Patrice C. Scatena
Date:  May 20, 2005                   Assistant Secretary